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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 6, 2001

                        CORPORATE OFFICE PROPERTIES TRUST
                 (Exact Name of Registrant Specified in Charter)

   Maryland                         001-14023                    23-2947217
(State or Other                     (Commission                 IRS Employer
Jurisdiction of                     File Number)             Identification No.)
 Incorporation)


               8815 Centre Park Drive
                    Suite 400
                Columbia, Maryland                             20145
      (Address of Principal Executive Offices)               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (410) 992-7324
                                (not applicable)
         (Former Name and Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS.

     On September 6, 2001, Corporate Office Properties Trust (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., Legg Mason Wood Walker, Incorporated, Prudential Securities Incorporated, BB&T Capital Markets, Ferris, Baker Watts, Incorporated, Janney Montgomery Scott LLC, McDonald Investments Inc., and Tucker Anthony Incorporated (collectively, the "Underwriters") in connection with an underwritten public offering by the Company of up to 1,240,000 shares (along with 185,000 shares reserved for the underwriter's over-allotment option ) of its 9.875% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the "Shares"), at a price of $25.00 per share. On September 7, 2001, the Underwriters exercised the over-allotment option in full by notice to the Company. The sale of the Shares will result in gross aggregate proceeds before underwriter's discount to the Company of approximately $35.625 million (based on the issuance of 1,425,000 shares). The Shares that are being offered and sold have been registered on Form S-3 (Registration No. 333-71807) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on February 4, 1999, Pre-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on February 22, 1999, Post-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on May 21, 1999, and Post-Effective Amendment No. 2 thereto, as filed by the Company with the Commission under the Securities Act on November 1, 2000.

     The Company filed its Articles Supplementary to its Declaration of Trust with the State of Maryland, amending the Declaration of Trust to permit the issuance of the Shares.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS.

               1.1 Underwriting Agreement, dated September 6, 2001, by and among Registrant and the Underwriters.

               4.1 Articles Supplementary relating to Registrant's 9.875% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest.

               4.2 Form of Stock Certificate relating to Registrant's 9.875% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest.

               4.3 Form of Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CORPORATE OFFICE PROPERTIES TRUST


                                  By:    /s/ John H. Gurley
                                         ------------------
                                  Name:  John H. Gurley
                                  Title: Senior Vice-President & General Counsel

September 14, 2001


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                                INDEX TO EXHIBITS

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

Exhibit No.    Exhibit
----------     -------
1.1            Underwriting Agreement, dated September 6, 2001, by and among
               Registrant and the Underwriters

4.1 Articles Supplementary relating to Registrant's 9.875% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest.

4.2 Form of Stock Certificate relating to Registrant's 9.875% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest.

4.3 Form of Eighth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P.
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